EXHIBIT 4.1
EIGHTH AMENDMENT TO CREDIT AGREEMENT
     EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 10, 2005, among AMERISTAR CASINOS, INC., a Nevada corporation (the “Borrower”), the various lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement as defined below).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of December 20, 2000, as subsequently amended, modified or supplemented by the First Amendment thereto dated as of January 30, 2001, the Second Amendment thereto dated as of May 31, 2002, the Third Amendment thereto dated as of November 22, 2002, the Fourth Amendment thereto dated as of December 19, 2003, the Fifth Amendment thereto dated as of February 27, 2004, the Sixth Amendment thereto dated as of October 25, 2004 and the Seventh Amendment thereto dated as of December 21, 2004 (the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and
     WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;
     NOW, THEREFORE, it is agreed:
     1. Section 9.03(iii) of the Credit Agreement is hereby amended by (i) deleting the text “$25,000,000” appearing in sub-clause (x)(I) of said Section and inserting the text “$32,500,000” in lieu thereof.
     2. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Eighth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) on the Eighth Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.
     3. This Amendment shall become effective on the date (the “Eighth Amendment Effective Date”) when the Required Lenders and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip-Daniels (facsimile number 212-354-8113).

     4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMERISTAR CASINOS, INC.
By:	/s/ Peter C. Walsh
Title: Senior Vice President & General Counsel

AMERISTAR CASINO VICKSBURG, INC.,
AMERISTAR CASINO COUNCIL BLUFFS, INC.,
CACTUS PETE’S, INC.,
A.C. FOOD SERVICES, INC.,
AMERISTAR CASINO ST. LOUIS, INC.,
AMERISTAR CASINO KANSAS CITY, INC.,
AMERISTAR CASINO ST. CHARLES, INC.,
AMERISTAR CASINO LAS VEGAS, INC.
RICHMOND STREET DEVELOPMENT, INC.
AMERISTAR CASINO BLACK HAWK, INC.

By:	/s/ Peter C. Walsh
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), Individually and as Administrative Agent
By:	/s/ Mary Kay Coyle
Title: Managing Director

By:	/s/ Lana Gifas
Title: Vice President

SIGNATURE PAGE TO THE EIGHTH AMENDMENT DATED AS OF AUGUST 10, 2005, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 20, 2000, AS SUBSEQUENTLY AMENDED, AMONG AMERISTAR CASINOS, INC., A NEVADA CORPORATION, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, WELLS FARGO BANK, N.A., AS CO-ARRANGER AND SYNDICATION AGENT, BEAR STEARNS CORPORATE LENDING INC., AS DOCUMENTATION AGENT, DEUTSCHE BANK SECURITIES INC., AS LEAD ARRANGER AND SOLE BOOK MANAGER AND DEUTSCHE BANK TRUST COMPANY AMERICAS (F.K.A BANKERS TRUST COMPANY), AS ADMINISTRATIVE AGENT

LANDMARK CDO
By:	/s/ Arika Lakhmi
Title: Authorized Signatory

LANDMARK IV
By:	/s/ Arika Lakhmi
Title: Authorized Signatory

BANK OF SCOTLAND
By:	/s/ Amena Nabi
Title: Assistant Vice President

BEAR STEARNS CORPORATE LENDING
By:	/s/ Victor Bulzacchelli
Title: Vice President

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
By:	/s/ Alan Corkish
Title: Director

BLACK DIAMOND CLO 2005-1 LTD
	By:	Black Diamond Capital Management, L.L.C., as its Collateral Manager

By:	/s/ Alan Corkish
Title: Director

BLACKROCK SENIOR INCOME SERIES BLACKROCK SENIOR INCOME SERIES II SENIOR LOAN PORTFOLIO MAGNETITE ASSET INVESTORS LLC MAGNETITE ASSET INVESTORS III LLC MAGNETITE IV CLO, LIMITED SENIOR LOAN FUND
By:	/s/ Tom Colwell
Title: Authorized Signatory

CARLYLE HIGH YIELD PARTNERS, L.P.
By:	/s/ Mark Alter
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS II, LTD.
By:	/s/ Mark Alter
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS III, LTD.
By:	/s/ Mark Alter
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.
By:	/s/ Mark Alter
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD.
By:	/s/ Mark Alter
Title: Managing Director

CARLYLE LOAN INVESTMENT, LTD.
By:	/s/ Mark Alter
Title: Managing Director

SIERRA CLO
By:	/s/ John M. Casparian
	Title:	Chief Operating Officer Centre Pacific, Manager

SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE SENIOR INCOME TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE CDO III, LTD.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE CDO VI, LTD.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

GRAYSON & CO
	By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
	By:	Eaton Vance Management, Attorney-in-fact

By:	/s/ Michael B. Botthof

Title: Vice President

BIG SKY III SENIOR LOAN TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

TOLLI & CO.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Title: Vice President

FRANKLIN CLO III, LIMITED
By:	/s/ David Ardini
Title: Vice President

FRANKLIN CLO II, LIMITED
By:	/s/ David Ardini
Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND
By:	/s/ Richard Hsu
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Joseph Badini
Title: Duly Authorized Signatory

HIBERNIA NATIONAL BANK
By:	/s/ Chris K. Haskew
Title: Senior Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
	By:	ING Investments LLC as its Investments Manager

By:	/s/ Jeffrey A. Bakalar

Title: Senior Vice President

ING SENIOR INCOME FUND
	By:	ING Investment Management, Co. as its Investments Manager

By:	/s/ Jeffrey A. Bakalar

Title: Senior Vice President

ING PRIME RATE TRUST
	By:	ING Investment Management, Co. as its Investments Manager

By:	/s/ Jeffrey A. Bakalar

Title: Senior Vice President

ARCHIMEDES FUNDING III, LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski

Title: Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski

Title: Director

ENDURANCE CLO I, LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski

Title: Director

NEMEAN CLO, LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski

Title: Director

SEQUILS-ING I (HBDGM), LTD.
	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski

Title: Director

LCM I LIMITED PARTNERSHIP
	By:	Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Alexander K. Kenna

Title: Portfolio Manager

LCM II LIMITED PARTNERSHIP
	By:	Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Alexander K. Kenna

Title: Portfolio Manager

LCM III LTD.
	By:	Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Alexander K. Kenna

Title: Portfolio Manager

LONGHORN CDO (CAYMAN) LTD.
	By:	Merrill Lynch Investment Managers, L.P. as its Investments Manager

By:	/s/ Jaimin Patel

Title: Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST
By:	/s/ Jaimin Patel

Title: Authorized Signatory

NATIONAL CITY BANK OF INDIANA

By:	/s/ Jeff Dysert

Title: Vice President

CENTURION CDO II, LTD.
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Vincent P. Pham

Title: Director – Operations

SEQUILS-CENTURION V, LTD.
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Vincent P. Pham

Title: Director – Operations

CENTURION CDO VI, LTD.
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Vincent P. Pham

Title: Director – Operations

CENTURION CDO VII, LTD.
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Vincent P. Pham

Title: Director – Operations

CENTURION CDO 8, LTD.
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Vincent P. Pham

Title: Director – Operations

CENTURION CDO 9, LTD.
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Vincent P. Pham

Title: Director – Operations

CENTURION CDO III, LTD.
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Vincent P. Pham

Title: Director – Operations

IDS LIFE INSURANCE COMPANY
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens

Title: Senior Managing Director

AMERIPRISE CERTIFICATE COMPANY
	By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens

Title: Senior Managing Director

TORONTO DOMINION (NEW YORK) LLC
By:	/s/ Masood Fikree
Title: Authorized Signatory

WB LOAN FUNDING 1, LLC
By:	/s/ Diana M. Himes
Title: Associate

WELLS FARGO BANK, N.A.
By:	/s/ Casey Potter
Title: Vice President